Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of December, 2009 among:

(a) NETSCOUT SYSTEMS, INC., a Delaware corporation (“Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d) SILICON VALLEY BANK, as co-syndication agent under the Credit Agreement;

(e) WELLS FARGO FOOTHILL, LLC, as co-syndication agent under the Credit Agreement; and

(f) COMERICA BANK, as documentation agent under the Credit Agreement.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of December 21, 2007, that provides, among other things, for loans and letters of credit aggregating One Hundred Ten Million Dollars ($110,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1. Amendment to Acquisitions Provision. Section 5.13 of the Credit Agreement is hereby amended to delete subsection (e) therefrom and to insert in place thereof the following:

(e) the aggregate amount of Consideration paid in the form of cash or assumed indebtedness (direct or contingent) for any such Acquisition (or related series of Acquisitions) would not exceed Fifty Million Dollars ($50,000,000);

2. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a) execute and deliver to Agent, for its sole benefit, the First Amendment Agent Fee Letter, and pay to Agent the fees stated therein;

(b) pay an amendment fee to Agent, for the pro rata benefit of the Lenders that shall have executed and delivered this Amendment to Agent on or before 12:00 noon (Eastern time) on December 3, 2009 (each an “Approving Lender”), in an amount equal to fifteen (15.00) basis points times the aggregate amount of the Commitments of the Approving Lenders;

(c) deliver to Agent an executed Control Agreement, in form and substance reasonably satisfactory to Agent, for each Deposit Account maintained by a Credit Party for which a Control Agreement has not yet been delivered to Agent;

(d) deliver to Agent an executed landlord’s waiver and a mortgagee’s waiver, if applicable, each in form and substance satisfactory to Agent and the Lenders, for each location of a Credit Party where any material amount of Collateral (as reasonably determined by Agent) securing any part of the Obligations is located (unless such location is owned by a Company that owns the collateral located there) for which a landlord’s waiver and a mortgagee’s waiver, if applicable, has not yet been delivered to Agent;

(e) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and

(f) pay all legal fees and expenses of Agent in connection with this Amendment.

3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true an correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related

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Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

4. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

6. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

NETSCOUT SYSTEMS, INC.

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Jennifer O’Brien Vice President

WELLS FARGO FOOTHILL, LLC, as Co-Syndication Agent and as a Lender

By:
Name:
Title:

SILICON VALLEY BANK, as Co-Syndication Agent and as a Lender

By:
Name:
Title:

Signature Page 1 of 2 to

First Amendment Agreement

COMERICA BANK, as Documentation Agent and as a Lender

By:
Name:
Title:

SOVEREIGN BANK

By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page 2 of 2 to

First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of December 4, 2009. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

NETSCOUT SYSTEMS SECURITY CORPORATION	NETSCOUT SERVICE LEVEL CORPORATION

By:	By:
Name:	Name:
Title:	Title:

NETWORK GENERAL CENTRAL CORPORATION	NETWORK GENERAL CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Signature Page 1 of 2 to

Guarantor Acknowledgment and Agreement

FIDELIA TECHNOLOGY, INC.

By:
Name:
Title:

NETWORK GENERAL INTERNATIONAL CORPORATION

By:
Name:
Title:

STARBURST TECHNOLOGY HOLDINGS I, L.L.C.

By:
Name:
Title:

STARBURST TECHNOLOGY HOLDINGS II, L.L.C.

By:
Name:
Title:

Signature Page 2 of 2 to

Guarantor Acknowledgment and Agreement